Exhibit 99.1
August 2023 INVESTOR PRESENTATION

2 SEVEN HILLS REALTY TRUST This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever Seven Hills Realty Trust, or SEVN, uses words such as believe, expect, anticipate, intend, plan, estimate, will, may and negatives or derivatives of these or similar expressions, SEVN is making forward-looking statements. These forward-looking statements are based upon SEVN’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by SEVN’s forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond SEVN’s control. The information contained in SEVN's filings with the Securities and Exchange Commission, or the SEC, including under the heading Risk Factors in SEVN’s Annual Report on Form 10-K for the year ended December 31, 2022, and its other periodic reports, or incorporated therein, identifies other important factors that could cause SEVN’s actual results to differ materially from those stated in or implied by SEVN’s forward-looking statements. SEVN’s filings with the SEC are available on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. SEVN assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances, except as required by law. SEVN's manager, Tremont Realty Capital, or Tremont, is registered with the SEC as an investment adviser. Tremont is owned by The RMR Group (Nasdaq: RMR). Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that SEVN obtained from various second party sources. Nothing in the data used or derived from second party sources should be construed as investment advice. Some data and other information presented are also based on SEVN’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. SEVN believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although SEVN is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended June 30, 2023. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share. Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD-LOOKING STATEMENTS

3 SEVEN HILLS REALTY TRUST BUSINESS AT A GLANCE Seven Hills Realty Trust is a real estate investment trust that originates and invests in floating rate first mortgage loans secured by middle market and transitional commercial real estate, or CRE. 3 1.7x Debt to Equity Ratio 106% Dividend Coverage Ratio $682M Total Debt Capacity 67% Weighted Average LTV 9.5% Weighted Average All In Yield $678M Total Loan Commitments 24 Floating-Rate First Mortgage Loans SEVN Nasdaq Listed

4 SEVEN HILLS REALTY TRUST • 100% invested in floating rate first mortgage loans. • Diversified across geographies, sponsors and property types. • Emphasis on strong credit, visible cash flow and moderate LTV. High Quality Portfolio • Total shareholder returns have significantly outperformed the FTSE Nareit / Mortgage Commercial Financing Index since the beginning of 2022. • Well covered dividend with opportunity to enhance valuation as Distributable Earnings grow. Strong Return Profile • Positioned favorably to capitalize on liquidity concerns in the banking sector and slowdown in the CLO market. • Growing loan origination pipeline with ample liquidity to take advantage of enhanced returns. Attractive Market Opportunity • Proven investment professionals averaging over 20 years experience in real estate lending with deep relationships across the CRE space. • Differentiated client-focused mortgage origination process. • Strong shareholder alignment with ~12% ownership of SEVN equity. Managed by Tremont Realty Capital • Approximately $36 billion in assets under management with over 600 real estate professionals in more than 30 offices across the U.S. • RMR’s expertise in owning and managing real estate provides unrivaled real time insight into local market conditions and property sector performance. Integrated with RMR Real Estate Platform COMPELLING INVESTMENT OPPORTUNITY Senior secured, diversified loan portfolio managed by an established CRE lender with an impressive track record and supported by a nationwide real estate platform. 4

5 SEVEN HILLS REALTY TRUST LOAN PORTFOLIO OVERVIEW Portfolio Statistics Number of Loans 24 Average Loan Commitment $28M Total Loan Commitments $678M Principal Balance $635M Weighted Average Coupon Rate 9.01% Weighted Average All In Yield 9.47% Weighted Average LTV 67% Weighted Average Floor 0.87% Weighted Average Maximum Maturity 3.0 years Weighted Average Risk Rating 3.0 Property Type1 Geographic Diversity1 Loan to Value1 Risk Rating Distribution1 Office 36% Multifamily 35% Industrial 11% Retail 18% East 14% South 28% West 22% Midwest 36% 5 Well diversified portfolio of 100% floating rate loans with strong credit metrics. 16% 14% 29% 33% 8% 30%-60% 61%-65% 66%-70% 71%-75% 76%-80% 16% 71% 13% 1. Based on principal balance of loans held for investment as of June 30, 2023. Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/ Loss Likely (5) ---% ---%

6 SEVEN HILLS REALTY TRUST $15 million - $75 million 80% >$75 million 20% ATTRACTIVE MARKET OPPORTUNITY Demand for CRE debt capital in the underserved middle market is expected to remain strong as alternative lenders like SEVN increase their presence in the marketplace. • ~80% of CRE asset sales transactions occur between $15 million and $75 million. • Demand for alternative sources of CRE debt capital has increased and competitive conditions remain favorable due to a slowdown in the CLO market and curtailed lending in the banking sector. • Focus on underserved middle market presents opportunity to generate attractive risk adjusted returns. Alternative Lender Market Share2 CRE Asset Sales Transactions > $15 Million1 2017 - 2022 1. Source: Real Capital Analytics; data obtained March 2023. Includes all properties sold in transactions greater than $15 million from 2017 to 2022 in the following property types: Office, Industrial, Retail, Hotel, Apartment and Senior Housing & Care. 2. Source: Real Capital Analytics as of March 2023. 7% 10% 10% 8% 13% 13% 2017 2018 2019 2020 2021 2022 Middle Market Upper Market

7 SEVEN HILLS REALTY TRUST MANAGED BY TREMONT REALTY CAPITAL Impressive track record with deep experience originating and actively managing middle market and transitional CRE loans. • ~$6 billion of loan originations completed since inception in 2000. • Seasoned underwriting, asset management and origination resources support continued growth. • Team of professionals with an average of over 20 years experience in the CRE finance sector. • Fully integrated platform provides a competitive advantage versus outsourced models. • Strong shareholder alignment with ~12% equity ownership of SEVN. Fully Integrated Platform Origination Underwriting Diligence Asset Management Reporting Investor Relations Compliance Marketing Established Manager

8 SEVEN HILLS REALTY TRUST RIGOROUS SCREENING PROCESS Term Sheets Issued 40 Loans $1.4 billion 8 Loans $225 million 3 Loans $109 million Tremont employs a rigorous investment screening process with a multidisciplinary review to select the most compelling loan opportunities. • Screened over $1 billion per month in total loans with an average size of ~$37 million. • Converted 8% of term sheets issued into closed loans. • Closed approximately 1% of loans screened. • Recently closed a $28 million loan in July 2023. 417 Loans $15 billion Loans Screened Applications Closed 8 Production Statistics June 2023 Trailing Twelve Months

9 SEVEN HILLS REALTY TRUST STABLE PORTFOLIO SEVN anticipates deal volume to grow during the second half of 2023 driven by improving market sentiment and favorable competitive conditions for alternative lenders. $682.3 $705.5 $678.6 $628.7 $634.9 $52.7 $57.7 $49.0 $45.8 $42.9 $734.9 $763.1 $727.6 $674.5 $677.8 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Total Loan Commitments by Quarter (Dollars in millions) Total Commitments Unfunded Commitments Principal Balance Loan Count 28 28 27 25 24

10 SEVEN HILLS REALTY TRUST Loan Fountain Inn, SC Auburn, AL Fontana, CA Type First Mortgage Loan First Mortgage Loan First Mortgage Loan Size $27.5 million $37.5 million $24.4 million Term Two-year initial term; One 12-month extension option 30-month initial term; One 12-month extension option Two-year initial term; Two one-year extension options LTV 76% 67% 72% Collateral Industrial Multifamily Industrial Loan Purpose Acquisition Refinance Acquisition Investment Date July 2023 May 2023 November 2022 REPRESENTATIVE LOAN ORIGINATIONS

11 SEVEN HILLS REALTY TRUST SECOND QUARTER PERFORMANCE • Grew second quarter Adjusted Distributable Earnings per common share more than 50% over the prior year period. • Closed one loan during the quarter and another just after quarter end for total commitments of $65 million dollars. • Received $18 million of loan repayments, demonstrating strong underwriting and sponsors achieving their business plans. • Covered quarterly dividend by 106%. Strong earnings growth supported by a diversified floating rate portfolio and rising interest rates. Adjusted Distributable Earnings per Common Share Q2 2023 Highlights $0.24 $0.27 $0.37 $0.39 $0.37 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Dividend Coverage 96% 108% 106% 111% 106%

12 SEVEN HILLS REALTY TRUST 12 Dividends per Common Share $0.15 $0.25 $0.25 $0.25 $0.25 $0.35 $0.35 $0.35 Sep 2021 Feb 2022 May 2022 Aug 2022 Nov 2022 Feb 2023 May 2023 Aug 2023 1 FOCUSED ON CREATING VALUE Distributable Earnings growth has resulted in meaningful dividend increases and significant outperformance relative to the industry benchmark. 1. Paid fourth quarter dividend of $0.15 per common share in September 2021 in anticipation of the Merger closing. 2. Source: FactSet. Benchmark refers to FTSE Nareit Mortgage / Commercial Financing Index. Total Shareholder Return2 Q1 2022 – Q2 2023 16% -21% SEVN Benchmark SEVN Outperformed Benchmark by 37%

13 SEVEN HILLS REALTY TRUST SECOND QUARTER CAPITALIZATION $150 $124 $85 $96 $65 $68 $65 $29 $215 $192 $150 $125 Citibank UBS BMO Wells Fargo Advanced Unused Capacity Secured Financing Facilities (Dollars in millions) Strong relationships with Secured Financing Providers continue to support SEVN’s capacity to invest in accretive loan opportunities. Highlights • Ended the quarter with $228 million of unused borrowing capacity and $82 million of cash. • Maintained modest leverage with debt to equity ratio of 1.7x. • In July, extended UBS Master Repurchase Facility maturity date to February 2025.

14 SEVEN HILLS REALTY TRUST INTEREST RATE SENSITIVITY Annualized Impact to Net Interest Income per Share1 As of June 30, 2023 Increases in interest rates benefit SEVN's 100% floating rate loan portfolio, while floors in SEVN's loan portfolio help to protect it from interest rate declines. 1. The above table illustrates the incremental impact on SEVN’s annual income from investments, net, due to hypothetical increases in SOFR, taking into consideration SEVN’s borrowers’ interest rate floors as of June 30, 2023. The results in the table above are based on SEVN’s loan portfolio and debt outstanding at June 30, 2023. Any changes to the mix of SEVN’s investments or debt outstanding could impact the interest rate sensitivity analysis. This illustration is not meant to forecast future results. 14 ($0.12) ($0.10) ($0.08) ($0.05) ($0.03) $0.00 $0.03 $0.06 $0.09 $0.12 $0.15 ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 $0.20 -125 bps -100 bps -75 bps -50 bps -25 bps 0 bps +25 bps +50 bps +75 bps +100 bps +125 bps Interest Rate Changes

15 SEVEN HILLS REALTY TRUST RMR’s Operations Include: National Multi-Sector Investment Platform INDUSTRIAL GOVERNMENT MEDICAL LIFE SCIENCE OFFICE SENIOR LIVING HOTELS RETAIL RMR Managed Companies More than 20,000 Employees Over 2,000 Properties Over $5 Billion in Annual Revenues Approximately $36 Billion in AUM More than 600 CRE Professionals More than 30 Offices Throughout the U.S. Financial Services Real Estate Services Business Services Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/Audit Construction/ Development Information Technology Finance/Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management VERITCALLY INTEGRATED NATIONAL REAL ESTATE INVESTING PLATFORM The RMR Group 15

APPENDIX

17 SEVEN HILLS REALTY TRUST TARGET INVESTMENTS Selective origination strategy focused on providing borrowers flexible capital solutions for middle market CRE properties nationwide. Loan Size Principal balances typically $15 million to $75 million. Collateral First lien mortgages on middle market transitional assets. Property Type Multifamily, Industrial, Hospitality, Retail, Office and other commercial property types. Geography Primary and secondary markets nationwide. Loan to Value Stabilized LTV ratios generally 75% or less. Interest Rates SOFR plus market competitive margin. Term 2 - 5 years including extension options. Amortization Interest only. Recourse Non-recourse to sponsors. 17

18 SEVEN HILLS REALTY TRUST KEY UNDERWRITING CRITERIA Primary investment objective of balancing capital preservation with the generation of attractive risk adjusted returns. SPONSORSHIP Meaningful skin in the game History of performance High character Well capitalized COLLATERAL First mortgage secured by cash flowing properties Properties in liquid markets with institutional investor base Quality properties in strong locations LTV supported by third party appraisal BUSINESS PLAN Fully capitalized at closing Achievable over 3 to 5-year horizon Actionable plans not reliant on market rent growth or cap rate compression EXIT STRATEGY Evaluate both a primary and secondary source of repayment Refinance exit achievable based on current CMBS sizing and pricing standards Loan basis vis-à-vis downside scenario and path to repayment 18

19 SEVEN HILLS REALTY TRUST LOAN INVESTMENT DETAILS (1) (Dollars in thousands) First mortgage loans as of June 30, 2023: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 1 Olmsted Falls, OH Multifamily 01/28/2021 $ 54,575 $ 46,085 S + 4.00% S + 4.64% 01/28/2024 01/28/2026 63% 3 2 Dallas, TX Office 08/25/2021 50,000 43,450 S + 3.25% S + 3.61% 08/25/2024 08/25/2026 72% 4 3 Passaic, NJ Industrial 09/08/2022 47,000 38,440 S + 3.85% S + 4.22% 09/08/2025 09/08/2027 69% 3 4 Brandywine, MD Retail 03/29/2022 42,500 42,200 S + 3.85% S + 4.25% 03/29/2025 03/29/2027 62% 2 5 West Bloomfield, MI Retail 12/16/2021 42,500 37,659 S + 3.85% S + 4.66% 12/16/2023 12/16/2024 59% 3 6 Auburn, AL Multifamily 05/11/2023 37,500 37,500 S + 3.25% S + 3.96% 11/11/2025 11/11/2026 67% 3 7 Starkville, MS Multifamily 03/22/2022 37,250 36,918 S + 4.00% S + 4.32% 03/22/2025 03/22/2027 70% 4 8 Farmington Hills, MI Multifamily 05/24/2022 31,520 28,983 S + 3.15% S + 3.50% 05/24/2025 05/24/2027 75% 3 9 Downers Grove, IL Office 09/25/2020 30,000 29,500 S + 4.25% S + 4.69% 11/25/2023 11/25/2024 67% 2 10 Las Vegas, NV Multifamily 06/10/2022 28,950 24,729 S + 3.30% S + 4.03% 06/10/2025 06/10/2027 60% 3 11 Plano, TX Office 07/01/2021 27,385 26,463 S + 4.75% S + 5.16% 07/01/2024 07/01/2026 78% 3 12 Carlsbad, CA Office 10/27/2021 24,750 24,130 S + 3.25% S + 3.58% 10/27/2024 10/27/2026 78% 3 13 Fontana, CA Industrial 11/18/2022 24,355 22,000 S + 3.75% S + 4.28% 11/18/2024 11/18/2026 72% 3 14 St. Louis, MO Office 12/19/2018 23,867 23,867 S + 3.25% S + 3.74% 12/19/2023 12/19/2023 72% 3

20 SEVEN HILLS REALTY TRUST LOAN INVESTMENT DETAILS (Continued) (Dollars in thousands) (1) First mortgage loans as of June 30, 2023: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 15 Downers Grove, IL Office 12/09/2021 23,530 23,530 S + 4.25% S + 4.57% 12/09/2024 12/09/2026 72% 3 16 Dublin, OH Office 02/18/2020 22,507 22,507 S + 5.25% S + 5.31% 08/16/2023 08/16/2023 33% 3 17 Bellevue, WA Office 11/05/2021 21,000 20,000 S + 3.85% S + 4.19% 11/05/2024 11/05/2026 68% 3 18 Portland, OR Multifamily 07/09/2021 19,688 19,688 S + 3.57% S + 3.97% 07/09/2024 07/09/2026 75% 3 19 Ames, IA Multifamily 11/15/2021 18,000 17,925 S + 3.80% S + 4.13% 11/15/2024 11/15/2026 71% 2 20 Sandy Springs, GA Retail 09/23/2021 16,488 15,287 S + 3.75% S + 4.10% 09/23/2024 09/23/2026 72% 3 21 Delray Beach, FL Retail 03/18/2022 16,000 15,602 S + 4.25% S + 4.91% 03/18/2024 03/18/2026 56% 3 22 Westminster, CO Office 05/25/2021 15,750 15,750 S + 3.75% S + 4.25% 05/25/2024 05/25/2026 66% 2 23 Portland, OR Multifamily 07/30/2021 13,400 13,400 S + 3.57% S + 3.98% 07/30/2024 07/30/2026 71% 3 24 Allentown, PA Industrial 01/24/2020 9,307 9,307 S + 3.50% S + 4.03% 01/24/2024 01/24/2025 67% 3 Total/weighted average $ 677,822 $ 634,920 S + 3.80% S + 4.26% 67% 3.0

21 SEVEN HILLS REALTY TRUST RECONCILIATION OF NET INCOME TO DISTRIBUTABLE EARNINGS AND ADJUSTED DISTRIBUTABLE EARNINGS Three Months Ended June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Distributable Earnings and Adjusted Distributable Earnings Net income $ 4,644 $ 7,803 $ 6,760 $ 5,176 $ 4,578 Incentive fees 192 — — — — Non-cash equity compensation expense 579 120 129 259 548 Non-cash accretion of purchase discount (1,047) (1,185) (1,522) (1,596) (1,636) Provision for (reversal of) credit losses 1,026 (987) — — — Exit fees collected on loans acquired in Merger — — — 104 — Distributable Earnings $ 5,394 $ 5,751 $ 5,367 $3,943 $ 3,490 Revenue from real estate owned (149) — — — — Expenses from real estate owned 218 — — — — Adjusted Distributable Earnings $ 5,463 $ 5,751 $ 5,367 $ 3,943 $ 3,490 Weighted average common shares outstanding - basic and diluted 14,605 14,582 14,579 14,551 14,521 Distributable Earnings per common share - basic and diluted $ 0.37 $ 0.39 $ 0.37 $ 0.27 $ 0.24 Adjusted Distributable Earnings per common share - basic and diluted $ 0.37 $ 0.39 $ 0.37 $ 0.27 $ 0.24 (amounts in thousands, except per share data)

22 SEVEN HILLS REALTY TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS We present Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share, which are considered non-GAAP financial measures within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent net income, net income per common share or cash generated from operating activities and should not be considered as alternatives to net income or net income per common share determined in accordance with GAAP or as an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for calculating these non-GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share may not be comparable to distributable earnings, distributable earnings per common share, adjusted distributable earnings and adjusted distributable earnings per common share as reported by other companies. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions, the variability of any management incentive fees that may be paid or payable and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings is used in determining the amount of base management and management incentive fees payable by us to Tremont under our management agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) the management incentive fees earned by our Manager, if any; (b) depreciation and amortization of REO and related intangible assets, if any; (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (e) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but may also be when, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received or expected to be received and the carrying value of the asset. Adjusted Distributable Earnings: We define Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share as Distributable Earnings and Distributable Earnings per common share, respectively, excluding the effects of certain non-recurring transactions and revenues and expenses from REO.

23 SEVEN HILLS REALTY TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and excluding any purchase discount accretion. CLO: CLO refers to collateralized loan obligations. CMBS: CMBS refers to commercial mortgage-backed securities. GAAP: GAAP refers to generally accepted accounting principles. AUM: AUM refers to assets under management. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value of the underlying collateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, or UBS, Citibank, N.A., or Citibank, and Wells Fargo, National Association, or Wells Fargo, as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions. Merger: On September 30, 2021, TRMT merged with and into us. We refer to this transaction as the Merger. REO: REO refers to real estate owned. Secured Financing Facilities: Secured Financing Facilities refer to the Master Repurchase Facilities and our BMO Facility. Amounts advanced under the facility loan agreements are pursuant to separate facility agreements and the security agreement with BMO Harris Bank N.A., or BMO, that we refer to as our BMO Facility. SOFR: SOFR refers to the Secured Overnight Financing Rate. TRMT: TRMT refers to Tremont Mortgage Trust.

TWO NEWTON PLACE | 255 WASHINGTON STREET, SUITE 300 | NEWTON, MASSACHUSETTS 02458 SEVNREIT.COM